Concentrations of Risk	6 Months Ended
Dec. 31, 2020
Risks and Uncertainties [Abstract]
Concentrations of risk

Note 14 – Concentrations of risk

Credit Risk

The Company is exposed to credit risk from its cash in banks and advances on performance obligations.

As of December 31, 2020, no deposit with a bank located in the US or Hong Kong was subject to credit risk. In the US, the insurance coverage of each bank is USD $250,000. In the Hong Kong, the insurance coverage of each bank is HKD 500,000 (approximately $64,000).

Prepayments and advances are subject to credit evaluation. An allowance will be made for estimated unrecoverable amounts which have been determined by reference to past default experience and the current economic environment.

Vendor Concentration Risk

For the six months ended December 31, 2020, three vendors accounted for 52%, 21% and 12% of the Company’s total purchases.